Commitments, Contingencies and Guarantees	12 Months Ended
Dec. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
Commitments, Contingencies and Guarantees
Commitments, Contingencies and Guarantees
We have various contractual obligations, some of which are required to be recorded as liabilities in our Financial Statements, including long- and short-term debt. Other contractual obligations, namely operating lease commitments, purchase obligations and guarantees, are generally not required to be recognized as liabilities on our Consolidated Balance Sheets but are required to be disclosed.
Our contractual obligations as of December 31, 2016 can be summarized as follows:

Payments due by period	Total	1 year	2 year	3 year	4 year	5 year	After 5 years
(in thousands)	EUR	EUR	EUR	EUR	EUR	EUR	EUR

Long-Term Debt Obligations, including interest expense [1]	3,757,498	306,215	83,752	56,718	56,762	56,246	3,197,805
Operating Lease Obligations	103,568	35,486	23,613	18,616	13,577	7,050	5,226
Purchase Obligations	2,202,595	1,923,647	233,021	9,481	7,901	7,417	21,128
Zeiss High-NA Funding Commitment	748,000	129,000	219,500	179,500	113,000	69,000	38,000
Total Contractual Obligations [2]	6,811,661	2,394,348	559,886	264,315	191,240	139,713	3,262,159

1.	See Note 14 to our Financial Statements for the amounts excluding interest expense.

2.	We have excluded unrecognized tax benefits for an amount of EUR 136.4 million as the amounts that will be settled in cash are not known and the timing of any payments is uncertain.
Long-term debt obligations mainly relate to interest payments and principal amounts of our Eurobonds. See Note 14.
Operating lease obligations include leases of equipment and facilities. Lease payments recognized as an expense were EUR 45.2 million, EUR 45.1 million and EUR 43.9 million for the years ended December 31, 2016, 2015 and 2014, respectively.
Several operating leases for our buildings contain purchase options, exercisable at the end of the lease, and in some cases, during the term of the lease. During 2015 we have exercised these options which are effectuated in 2016, therefore no purchase options exist as per year end December 31, 2016.
Purchase obligations exist of purchase commitments towards suppliers in the ordinary course of business. ASML expects that it will honor these purchase obligations to fulfill future sales, in line with the timing of those future sales. The general terms and conditions of the agreements relating to the major part of our purchase commitments as of December 31, 2016 contain clauses that enable us to delay or cancel delivery of ordered goods and services up to the dates specified in the corresponding purchase contracts. These terms and conditions that we typically agree with our supply chain partners give us additional flexibility to adapt our purchase obligations to our requirements in light of the cyclicality and technological developments inherent in the industry in which we operate. We establish a provision for cancellation costs when the liability has been incurred and the amount of cancellation fees is reasonably estimable.
On November 3, 2016 ASML and Zeiss announced that they agreed to strengthen their long-standing and successful partnership in the semiconductor lithography business. ASML has agreed with Zeiss to support Carl Zeiss SMT's R&D costs, capital expenditures and other supply chain investments, in respect of High NA, for an amount of EUR 760.0 million over 6 years. At the end of 2016 an amount of EUR 12.0 million was paid, resulting in a remaining commitment as of December 31, 2016 of EUR 748.0 million.
We have a non-committed guarantee facility of EUR 15.0 million under which guarantees in the ordinary course of business can be provided to third parties.